EXHIBIT 10.41
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN “INSTITUTIONAL ACCREDITED INVESTOR” (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT), OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATIONS UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS NOTE, RESELL OR OTHERWISE TRANSFER THIS NOTE, EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF LESS THAN $100,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(K) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE NOTES, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION”, “UNITED STATES”, AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.

AMERICAN COLOR GRAPHICS, INC.
Non-Interest Bearing Senior Second Secured Note Due 2008
CUSIP Number: 025169 AG8
ISIN Number: US025169AG89

No. 2	[$15,580,980]
     AMERICAN COLOR GRAPHICS, INC., a New York corporation (the “Company”), which term includes any successor under the Indenture hereinafter referred to, FOR VALUE RECEIVED, promises to pay to Cede & Co, Inc., or its registered assigns, the principal sum of [FIFTEEN MILLION FIVE HUNDRED AND EIGHTY THOUSAND NINE HUNDRED EIGHTY ($15,580,980)] on the later of June 15, 2008 or the date on which the interest payment due June 15, 2008 in respect of the Company’s 10% Senior Second Secured Notes due 2010 (the “2010 Notes”) is due and payable without default or penalty; provided, however, that the maturity date of this Note shall not be later than the date, if any, on which the Company files a voluntary petition, or is the subject of an involuntary petition, filed under chapter 11 or chapter 7 of the United States Bankruptcy Code. This Note will be guaranteed by ACG HOLDINGS, INC. (“Holdings”, or the “Guarantor”).
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
GUARANTEE
     For value received, ACG Holdings, Inc. hereby fully and unconditionally guarantees, as principal obligor and not only as a surety, to the Holder of this Note the cash payments in United States dollars of principal of, and premium, if any, on this Note in the amounts and at the times when due and the payment or performance of all other obligations of the Company under the Indenture or this Note, to the Holder of this Note and the Trustee, all in accordance with and subject to the terms and limitations of this Note, Article Ten of the Indenture and this Guarantee. This Guarantee will become effective in accordance with Article Ten of the Indenture and its terms shall be evidenced therein. The validity and enforceability of the Guarantee shall not be affected by the fact that it is not affixed to any particular Note. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication of this Note.

     IN WITNESS WHEREOF, the undersigned have caused this Note to be signed by their duly authorized officers.

AMERICAN COLOR GRAPHICS, INC.
By:
	Name:	Stephen M. Dyott
	Title:	Chief Executive Officer

By:
	Name:	Patrick W. Kellick
	Title:	Chief Financial Officer

ACG HOLDINGS, INC.
By:
	Name:	Patrick W. Kellick
	Title:	Chief Financial Officer

Trustee’s Certificate of Authentication
This is one of the Notes described in the within-mentioned Indenture.
Dated: March 14, 2008

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee
By:
Authorized Signatory

AMERICAN COLOR GRAPHICS, INC.
Senior Second Secured Note Due 2008
1. Principal.
     The Company will pay the principal of this Note on the later of June 15, 2008 or the date on which the interest payment due June 15, 2008 in respect of the 2010 Notes is due and payable without default or penalty; provided, however, that the maturity date of this Note shall not be later than the date, if any, on which the Company files a voluntary petition, or is the subject of an involuntary petition, filed under chapter 11 or chapter 7 of the United States Bankruptcy Code.
2. Method of Payment.
     The Company will not pay interest on the principal amount of this Note.
     The Company will pay principal, and premium, if any, in money of the United States that at the time of payment is legal tender for payment of public and private debts. If a Holder gives the Company wire transfer instructions, the Company will pay all principal and premium, if any, on such Holder’s Notes in accordance with such Holder’s instructions. If the Company is not given wire transfer instructions, payment of principal and premium, if any, will be made at the office or agency of the Paying Agent, unless the Company elects to make interest payments by check mailed to the Holders. It may mail a check to a Holder’s registered address (as reflected in the Security Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.
3. Paying Agent and Registrar.
     Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.
4. Guarantee.
     The payment of principal and premium (if any) on this Note is guaranteed on a senior basis by the Guarantor pursuant to Article Ten of the Indenture.
5. Indenture; Limitations.
     The Company issued this Note under the Amended and Restated Indenture dated as of November 14, 2007, as supplemented by the First Supplemental Indenture dated as of March 3, 2008 and the Second Supplemental Indenture dated as of March 14, 2008 (collectively, the “Indenture”), among the Company, the Guarantor and The Bank of New York Trust Company, N.A. (the “Trustee”). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. This Note is subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.
     This Note is a senior secured obligation of the Company, having the ranking set forth in Article Eleven of the Indenture.
     The Company may, subject to Article Four of the Indenture and applicable law, issue additional Notes under the Indenture.
6. Optional Redemption.
     This Note is redeemable, at the Company’s option, in whole or in part, at any time or from time to time, on or prior to maturity, upon not less than 30 nor more than 60 days’ prior notice mailed by first class mail to each Holder’s last address, as it appears in the Security Register, at the Redemption Price (expressed as a percentage of principal amount) of 100% to the Redemption Date.
     Notes in original denominations larger than $1.00 may be redeemed in part.
7. Repurchase upon Change of Control.
     Upon the occurrence of any Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the “Payment Date”).
     A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at its last address as it appears in the Security Register. Notes in original denominations larger than $1.00 may be sold to the Company in part.
8. Cancellation in the Event of Merger with an Unaffiliated Third Party.
     Upon the consummation of a merger or similar business combination involving the Company or its Affiliates and an unaffiliated third party, this Note shall be cancelled without consideration.
9. Denominations; Transfer; Exchange.
     The Notes are in registered form without coupons in denominations of $1.00 of principal amount and multiples of $1.00 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of mailing of a notice of redemption of Notes selected for redemption.

10. Collateral.
     The Company’s obligations under the Notes and the Indenture are secured by Junior Liens on the Collateral in accordance with the terms of the Security Agreement, the other Security Documents and Article Eleven of the Indenture.
11. Persons Deemed Owners.
     A Holder shall be treated as the owner of a Note for all purposes.
12. Unclaimed Money.
     If money for the payment of principal and premium, if any, remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.
13. Discharge Prior to Redemption or Maturity.
     If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of and premium, if any, on the Notes (a) to redemption or maturity, the Company will be discharged from the Indenture and the Notes, except, in certain circumstances, for certain provisions thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.
14. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding, and any existing default or non-compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not materially and adversely affect the rights of any Holder.
15. Restrictive Covenants.
     The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to Incur additional Indebtedness, make Restricted Payments, suffer to exist restrictions on the ability of Restricted Subsidiaries to make certain payments to the Company, issue Capital Stock of Restricted Subsidiaries, engage in transactions with Affiliates, suffer to exist or incur Liens, enter into sale-leaseback transactions, use the proceeds from Asset Sales, consolidate or transfer substantially all of its assets. Within 120 days after the end of each fiscal year, the Company shall deliver to the Trustee an Officers’ Certificate stating whether or not the signers thereof know of any Default or Event of Default under such restrictive covenants.

16. Successor Persons.
     When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.
17. Defaults and Remedies.
     Any of the following events constitutes an “Event of Default” under the Indenture:
1.	default in the payment of principal of (or premium, if any, on) any Note when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise;

2.	default in the payment of interest on any Note when the same becomes due and payable, and such default continues for a period of 30 days;

3.	default in the performance or breach of Article Five of the Indenture or the failure to make or consummate an Offer to Purchase in accordance with Section 4.11 or Section 4.12 of the Indenture;

4.	the Company or any Guarantor defaults in the performance of or breaches any other covenant or agreement in the Indenture or under the Notes (other than a default specified in clause (a), (b) or (c) above) and such default or breach continues for a period of 60 consecutive days after written notice by the Trustee or the Holders of 25% or more in aggregate principal amount of the Notes;

5.	there occurs with respect to any issue or issues of Indebtedness of the Company, any Guarantor or any Significant Subsidiary having an outstanding principal amount of $10 million or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, (I) an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration and/or (II) the failure to make a principal payment at the final (but not any interim) fixed maturity and such defaulted payment shall not have been made, waived or extended within 30 days of such payment default;

6.	any final judgment or order (not covered by insurance) for the payment of money in excess of $10 million in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company, any Guarantor or any Significant Subsidiary and shall not be paid or discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding and not paid or discharged against all such Persons to exceed $10 million, during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;
7.	a court having jurisdiction in the premises enters a decree or order for (A) relief in respect of the Company, any Guarantor or any Significant Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (B) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company, any Guarantor or any Significant Subsidiary or for all or substantially all the property and assets of the Company, any Guarantor or any Significant Subsidiary or (C) the winding up or liquidation of the affairs of the Company, any Guarantor or any Significant Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

8.	the Company, any Guarantor or any Significant Subsidiary (A) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (B) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company, any Guarantor or any Significant Subsidiary or for all or substantially all the property and assets of the Company, any Guarantor or any Significant Subsidiary or (C) effects any general assignment for the benefit of creditors;

9.	any Guarantor repudiates its obligations under its Note Guarantee or, except as permitted by the Indenture, any Note Guarantee is determined to be unenforceable or invalid or shall for any reason cease to be in full force and effect; or

10.	unless all the Collateral has been released from the Second Priority Liens in accordance with the provisions of the Security Documents, default by Holdings, the Company or any Significant Subsidiary in the performance of the Security Documents, or the occurrence of any event, which adversely affects the enforceability, validity, perfection or priority of the Second Priority Lien on a material portion of the Collateral granted to the Collateral Agent for the benefit of the Trustee and the Holders, the repudiation or disaffirmation by Holdings, the Company or any Significant Subsidiary of its material obligations under the Security Documents or the determination in a judicial proceeding that the Security Documents are unenforceable or invalid against Holdings, the Company or any Significant Subsidiary party thereto for any reason with respect to a material portion of the Collateral (which default, repudiation, disaffirmation or determination is not rescinded, stayed or waived by the

Persons having such authority pursuant to the Security Documents or otherwise cured within 60 days after the Company receives notice thereof specifying such occurrence from the Trustee of the holders of at least 25% of the outstanding principal amount of the Notes and demanding that such default be remedied).
     If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee may, and at the direction of the Holders of at least 25% in aggregate principal amount of the Notes then outstanding shall, declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.
18. Trustee Dealings with the Company.
     The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.
19. Authentication.
     This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.
20. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on this Note and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
21. Governing Law.
     This Note shall be governed by, and construed in accordance with, the laws of the State of New York.
22. Abbreviations.
     Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

23. No Recourse Against Others.
     No recourse for the payment of the principal of or premium, if any, on any of the Notes or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of Holdings or the Company in this Indenture, or in any of the Notes or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, stockholder, officer, director, employee or controlling person of Holdings or the Company or of any successor Person thereof. Each Holder, by accepting the Notes, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes. Such waiver may not be effective to waive liabilities under the federal securities laws.
     The Company will furnish a copy of the Indenture to any Holder upon written request and without charge. Requests may be made to AMERICAN COLOR GRAPHICS, INC., 100 Winners Circle, Brentwood, Tennessee 37027; Attention: Secretary.

[FORM OF TRANSFER NOTICE]
     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto
INSERT TAXPAYER IDENTIFICATION NO.
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Please print or typewrite name and address including zip code of assignee
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the within Note and all rights thereunder, hereby irrevocably constituting and appointing _________ attorney to transfer said Note on the books of the Company with full power of substitution in the premises.
[THE FOLLOWING PROVISION TO BE INCLUDED
ON ALL NOTES OTHER THAN EXCHANGE NOTES,
UNLEGENDED OFFSHORE GLOBAL NOTES AND
UNLEGENDED OFFSHORE PHYSICAL NOTES]
     In connection with any transfer of this Note occurring prior to the date that is the earlier of (i) the date the Shelf Registration Statement is declared effective or (ii) the end of the period referred to in Rule 144(k) under the Securities Act, the undersigned confirms that without utilizing any general solicitation or general advertising:
[CHECK ONE]

☐ (a)	this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933 provided by Rule 144A thereunder
OR

☐ (b)	this Note is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Note and the Indenture.
If none of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933 and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:

NOTICE: To be executed by an executive officer

OPTION OF THE HOLDER TO ELECT PURCHASE
     If you wish to have this Note purchased by the Company pursuant to Section 4.11 or 4.12 of the Indenture, check the Box:  ☐
     If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or 4.12 of the Indenture, state the amount: $_______________.
Date:
Your Signature: _____________________________
                        (Sign exactly as your name appears on the other side of this Note)
Signature Guarantee: _____________________________